UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2007

POINT THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-19410	04-3216862
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

155 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 933-2130

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Point Therapeutics, Inc. (the “Company”) is filing this Form 8-K to update certain risk factors related to the Company’s business. A copy of these risk factors is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT THERAPEUTICS, INC.

By:	/s/ Donald R. Kiepert, Jr.
Name:	Donald R. Kiepert, Jr.
Title:	President, Chief Executive Officer

February 8, 2007

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Description
99.1	Risk factors.